WFMBS MORTGAGE LOAN POOL
                               30 -YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2005-07
                        POOL PROFILE Updated (7/19/2005)


                                          30 YR POOL                 Tolerance
                                         ------------               -----------
AGGREGATE PRINCIPAL BALANCE              $400,000,000                (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                    1-Aug-05                       N/A
INTEREST RATE RANGE                      5.000-6.625%                       N/A
GROSS WAC                                      5.815%              (+ / - 5 bps)
WEIGHTED AVERAGE SERVICE FEE                   0.250%
MASTER SERVICING FEE                          1.0 bps on Securitization only
WAM (in months)                                   359             (+/- 2 months)

WALTV                                             70%              (maximum +2%)

CALIFORNIA PERCENT                                36%              (maximum 39%)
SINGLE LARGEST ZIP CODE PERCENT                    1%             (maximum  +2%)

AVERAGE LOAN BALANCE                         $515,000         (maximum $535,000)
LARGEST INDIVIDUAL LOAN BALANCE            $2,000,000       (maximum $2,000,000)

CASH OUT REFINANCE PERCENT                        26%             (maximum  +5%)

PRIMARY RESIDENCE PERCENT                         94%              (minimum -5%)

INTEREST ONLY                                     19%              (maximum 20%)

Pledged Asset %                                  0.0%               (maximum 1%)

SINGLE FAMILY DETACHED PERCENT                    93%              (minimum -5%)

FULL DOCUMENTATION PERCENT                        53%              (minimum -2%)

Co-Op %                                          0.4%               (maximum 1%)

WA FICO                                           748               (minimum -5)

UNINSURED > 80% LTV PERCENT                     0.00%              (maximum +1%)

         FOR ADDITIONAL LOAN LEVEL DETAIL ABOUT THIS MORTGAGE LOAN POOL, INVESTORS SHOULD VIEW THE INFORMATION TO BE FILED WITH THE SEC AT SEC.GOV
      IN THE SEARCH FOR COMPANY FILINGS LINK UNDER FILINGS & FORMS (EDGAR)

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

Esitmated Dispersion:
       5.000%                 $358
       5.375%                 $206
       5.500%               $7,301
       5.625%              $54,123
       5.750%             $152,922
       5.875%             $123,683
       6.000%              $43,550
       6.125%              $10,903
       6.250%               $6,283
       6.375%               $1,128
       6.625%                 $375


       5.814%              400,833

                            WFMBS MORTGAGE LOAN POOL
                               30 -YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2005-07
                               PRICING INFORMATION
                        POOL PROFILE Updated (7/19/2005)



RATING AGENCIES                                               TBD by Wells Fargo

PASS THRU RATE                                                    5.25% or 5.50%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                              0.01% or 0.50%

AAA STRUCTURE DUE DATE                                                 12-Aug-05
Structure received or changes to structures past the due date will incur a $10,000 fee.
Structure delivered to WF by August 16- Delivery of prospectus day before settlement
Structure delivered to WF by August 19 -Delivery of prospectus day of settlement Structure delivered to WF August 22 or later- Possible change of settlement date


SETTLEMENT DATE                                                    30-Aug-05

ASSUMED SUB LEVELS                                             AGG Assumed Level
Levels and Rating Agencies for                   AAA                 3.35%
2005-02 to be determined by                       AA                  TBD
Wells Fargo.                                       A                  TBD
                                                 BBB                  TBD
                                                  BB                  TBD
                                                   B                  TBD


WFASC Securitization Program as follows:
      1) All Special Hazard, Bankruptcy & Fraud losses will be allocated as regular Realized Losses.
      2) Curtailment Interest Shortfall will be allocated on a pro rata basis to all bonds.
      3) Soldiers & Sailors Interest Shortfall will be allocated on a pro rata basis to all bonds.
      4)    Wells Fargo Bank, N.A. will act as custodian.
      5) No Floating Rate Interest-Only strips will be described as Fixed Rate (Normalized I/O's)
* This Security may contain Pledged Asset Loans.

WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2005-07. The principal only certificate created by the discount mortgage loans will be included in the bid on the pricing date.


WFMBS CONTACTS                                      Brad Davis (301) 846-8009
                                                    Gretchen Leff (301) 846-8356
                                                    Mike Miller (301) 815-6397

                            WFASC Denomination Policy

                                                                                 Minimum            Physical           Book Entry
                                                                              Denomination        Certificates        Certificates
Type and Description of Certificates                                             (1)(4)
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Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex
components (subject to reasonable prepayment support)                            $25,000            Allowed             Allowed

Companion classes for PAC, TAC, Scheduled Classes                               $100,000            Allowed             Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that provide credit protection to the Class A, Complex multi-component
certificates                                                                    $100,000            Allowed             Allowed

Notional and Nominal Face IO                                                       (2)              Allowed             Allowed

Residual Certificates                                                              (3)              Required          Not Allowed

All other types of Class A Certificates                                            (5)                (5)                 (5)

Class B (Investment Grade)                                                      $100,000            Allowed             Allowed

Class B (Non-Investment Grade)                                                  $250,000            Required          Not Allowed
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(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.